IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
iShares®
iShares Trust
Supplement dated December 1, 2022 (the “Supplement”)
to the Summary Prospectus, Prospectus and
the Statement of Additional Information (the “SAI”) dated December 1 2022 for the iShares MSCI ACWI Low Carbon Target ETF (CRBN) (the “Fund”)
The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.
The following changes for the Fund will be effective on December 1, 2022.
Change to the Fund’s’ “Principal Investment Strategies”
The first, second and third paragraphs of the section of the Summary Prospectus and Prospectus entitled “Principal Investment Strategies” are deleted in their entirety and replaced with the following:
The Fund seeks to track the investment results of the MSCI ACWI Low Carbon Target Index (the “Underlying Index”), which has been developed by MSCI Inc. (the “Index Provider” or “MSCI”). The Underlying Index is designed to address two dimensions of carbon exposure – carbon emissions and potential carbon emissions from fossil fuel reserves. By overweighting companies with low carbon emissions relative to enterprise value including cash (EVIC) and those with low potential carbon emissions from fossil fuel reserves relative to market capitalization, the Underlying Index aims to reflect a lower carbon exposure than that of the broad market. Carbon emissions and potential carbon emissions from fossil fuel reserves are measured based on an issuer’s reported data from annual reports, corporate social responsibility reports, the Carbon Disclosure Project, oil and gas industry bodies, and other relevant third-party sources. If an issuer does not report carbon emissions or potential carbon emissions from fossil fuel reserves, the data are estimated by MSCI using a proprietary model.
The Underlying Index is designed to achieve a target level of tracking relative to the MSCI ACWI Index (the “Parent Index”) while minimizing carbon exposure. The Underlying Index is a subset of the Parent Index that measures the combined equity market performance of developed and emerging market countries. The Parent Index serves as the universe of eligible securities for the Underlying Index. The Index Provider begins with the Parent Index and excludes securities of companies involved with controversial weapons, companies involved in very severe ESG controversies and companies involved in the business of thermal coal mining and extraction of oil sands, based on percentage of revenue thresholds for certain categories (e.g. 1% or 5%) and categorical exclusions for others (e.g. controversial weapons) (in each case as determined by the Index Provider). Remaining securities included in the Parent Index are assigned a “carbon exposure” measured in terms of the issuer’s greenhouse gas emissions (relative to the issuer’s EVIC) and potential carbon emissions from fossil fuel reserves held by the issuer (per dollar of such issuer’s market capitalization, as measured during the semi-annual index review). Greenhouse gas emissions of the issuer includes direct greenhouse gas emissions by the issuer, indirect greenhouse gas emissions associated with the issuer’s purchase of energy, and indirect emissions occurring in the value chain of the issuer (in each case, as determined by the Index Provider). The Underlying Index is then constructed using a process that aims to achieve replicability and investability, subject to the following objective and constraints: (i) minimize carbon exposure subject to a tracking error constraint of 50 basis points relative to the Parent Index; (ii) the maximum weight of an Underlying Index constituent may not be greater than 20 times its weight in the Parent Index; (iii) country weights in the Underlying Index may not deviate more than 2% from the country weights in the Parent Index; and (iv) sector weights in the Underlying Index may not deviate more than 2% from the sector weights in the Parent Index, with the exception of the energy sector, where there is no weight constraint applied. The Underlying Index may still include significant exposure to large companies that have proportionately greater carbon exposure relative to smaller companies with lower carbon exposure due to the Underlying Index’s constraints on deviating from the market capitalization of Parent Index constituents.
The Underlying Index includes large- and mid‑capitalization companies and may change over time. As of December 1, 2022, a significant portion of the Underlying Index is represented by securities of companies in the financials and technology industries or sectors. The components of the Underlying Index are likely to change over time. As of December 1, 2022, the Underlying Index consisted of securities from the following countries or regions: Australia, Austria, Belgium, Brazil, Canada, Chile, China, Colombia, Czech Republic, Denmark, Egypt,

Finland, France, Germany, Greece, Hong Kong, India, Indonesia, Ireland, Israel, Italy, Japan, Kuwait, Malaysia, Mexico, the Netherlands, Norway, Peru, the Philippines, Poland, Portugal, Qatar, Saudi Arabia, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey, the United Arab Emirates, the United Kingdom (the “U.K.”) and the U.S. (together, the “ACWI countries”). The lower carbon exposure sought by the Underlying Index may have no impact on (or no correlation with) the investment performance of the Fund.
Change to the Fund’s “Construction and Maintenance of the Underlying Indexes”
The section of the SAI for the Fund entitled “MSCI ACWI Low Carbon Target Index” is deleted in their entirety.
The following is added to the section of the SAI for the Fund entitled “The MSCI Indexes”:
MSCI ACWI Low Carbon Target Index
Number of Components: approximately 1,655
Index Description. The MSCI ACWI Low Carbon Target Index is an MSCI Global Standard Index. The Underlying Index is designed to address two dimensions of carbon exposure – carbon emissions and potential carbon emissions from fossil fuel reserves. By overweighting companies with low carbon emissions relative to enterprise value including cash (EVIC) and those with low potential carbon emissions from fossil fuel reserves relative to market capitalization, the Underlying Index aims to reflect a lower carbon exposure than that of the broad market. The Underlying Index is designed to achieve a target level of tracking error while minimizing carbon exposure.
Index Methodology. The Underlying Index begins with the MSCI ACWI Index, the parent index, which serves as the universe of eligible securities for use in constructing the index. The aim of the construction methodology is for the Underlying Index to demonstrate the following characteristics across markets by re‑weighting constituents relative to the underlying free float- adjusted market capitalization-weighted parent index: (1) lower carbon exposure in terms of carbon emissions and fossil fuel reserves, (2) low tracking error relative to the parent index, and (3) low active sector, country and regional biases relative to the parent index. The carbon exposure of an issuer is measured in terms of its greenhouse gas (GHG) emissions and its potential carbon emissions from fossil fuel reserves. Greenhouse gas emissions of the issuer includes direct greenhouse gas emissions by the issuer, indirect greenhouse gas emissions associated with the issuer’s purchase of energy, and indirect emissions occurring in the value chain of the issuer (in each case, as determined by the Index Provider). The Underlying Index uses MSCI ESG Carbon Metrics data provided by MSCI ESG Research Inc. MSCI normalizes for size by dividing the annual carbon emissions of the company by EVIC of the company, and by dividing the potential carbon emissions from fossil fuel reserves of the company by its market capitalization. At each semi-annual index review, the Underlying Index is rebalanced using an optimization process that aims to achieve replicability and investability, subject to the following optimization objectives and constraints:

•
Exclude companies involved with controversial weapons, companies involved in very severe ESG controversies and companies involved in the business of thermal coal mining and extraction of oil sands, based on percentage of revenue thresholds for certain categories (e.g. 1% or 5%) and categorical exclusions for others (e.g. controversial weapons) (in each case as determined by the Index Provider).

•	Minimize the carbon exposure subject to a tracking error constraint of 50 basis points relative to the parent index;

•	The maximum weight of an index constituent will be restricted to 20 times its weight in the parent index;

•	The country weights in the Underlying Index will not deviate more than +/‑2% from the country weights in the parent index; and

•
The sector weights in the Underlying Index will not deviate more than +/‑2% from the sector weights in the parent index with the exception of the energy sector where no sector weight constraint is applied.

If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

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IS‑A‑CRBNM‑1222

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